Dreyfus Small Cap Fund

Prospectus March 1, 2011 As Revised November 14, 2011

Class  Ticker

A  DSVAX

B  DSVBX

C  DSVCX

I  DSVRX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	5
Investment Risks	5
Management	7
Shareholder Guide

Choosing a Share Class	9
Buying and Selling Shares	12
General Policies	15
Distributions and Taxes	16
Services for Fund Investors	17
Financial Highlights	18
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 8 of the Prospectus and in the How to Buy Shares section on page B-56 of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	4.00	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I
Management fees	1.25	1.25	1.25	1.25
Distribution and/or Service (Rule 12b-1) fees	.25	1.00	1.00	none
Other expenses	none	.01	none	none
Total annual fund operating expenses	1.50	2.26	2.25	1.25
Fee waiver and/or expense reimbursement*	none	(.01)	none	none
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.50	2.25	2.25	1.25

* The Dreyfus Corporation has agreed to pay all of the fund’s expenses, except management fees, Rule 12b-1 fees, and certain other expenses, including the fees and expenses of the non-interested Board members and their counsel. The Dreyfus Corporation has agreed to reduce its fees in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested Board members and their counsel (in the amount of .01% for Class B shares for the past fiscal year).

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,022	$1,346	$2,263
Class B	$628	$1,003	$1,405	$2,223
Class C	$328	$703	$1,205	$2,585
Class I	$127	$397	$686	$1,511

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,022	$1,346	$2,263
Class B	$228	$703	$1,205	$2,223
Class C	$228	$703	$1,205	$2,585
Class I	$127	$397	$686	$1,511

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 206.27% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000 Index, the fund’s benchmark, at the time of purchase. This range may fluctuate depending on changes in the value of the stock market as a whole. Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis. The fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. The fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

In general, the fund’s portfolio managers seek exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint. The fund’s sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the Russell 2000 Index at any given time.

The fund typically sells a stock when it approaches intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward opportunity is presented in the marketplace.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com. The fund was managed pursuant to a different investment strategy before April 2010.

Therefore, the performance shown below for periods prior to April 2010 is not necessarily indicative of how the fund would have performed pursuant to its current investment strategy.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q2, 2003: 25.36% Worst Quarter Q4, 2008: -27.83%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/10) Class
	1 Year	5 Years	10 Years
Class A returns before taxes	22.76%	-1.06%	6.40%
Class A returns after taxes on distributions	22.76%	-2.25%	5.38%
Class A returns after taxes on distributions and sale of fund shares	14.80%	-1.28%	5.22%
Class B returns before taxes	25.30%	-0.93%	6.57%
Class C returns before taxes	28.28%	-0.62%	6.25%
Class I returns before taxes	30.64%	0.38%	7.31%
Russell 2000® Index reflects no deduction for fees, expenses or taxes	26.85%	4.47%	6.33%
Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation. Investment decisions for the fund are made by a team of portfolio managers. The team members are David Daglio, the lead portfolio manager, James Boyd, Dale Dutile and Creighton Kang, each of whom serves as a portfolio manager of the fund. The team has managed the fund since May 2011. Mr. Daglio has been a portfolio manager of the fund since February 2010 and is a senior vice president at The Boston Company Asset Management Company LLC (TBCAM), an affiliate of The Dreyfus Corporation. Mr. Boyd has been a portfolio manager of the fund since February 2010 and is an equity research analyst and portfolio manager at TBCAM. Mr. Dutile has been a portfolio manager of the fund since February 2010 and is an equity research analyst and portfolio manager at TBCAM. Mr. Kang has been a portfolio manager of the fund since May 2011 and is an equity research analyst and portfolio manager at TBCAM. There are no limitations on the role of a team member with respect to making investment decisions for the fund.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston MA 02205-5268. The fund closed to new investors, with certain exceptions, on November 30, 2010.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund seeks capital appreciation. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Index at the time of purchase. As of May 31, 2010, the date the Russell 2000 Index was last reconstituted, the market capitalization range of companies in the Russell 2000 Index was between $112 million and $2.27 billion. As of December 31, 2010, the market capitalization of the largest company in the Russell 2000 Index was approximately $5 billion, and the weighted average and median market capitalizations of the Russell 2000 Index were $1.255 billion and $0.528 billion, respectively. These capitalization ranges and other measures vary with market changes and periodic reconstitution of the Russell 2000 Index. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the fund’s holdings can have market capitalizations outside the range of the Russell 2000 Index at any given time.

Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis. The fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company’s stated and hidden liabilities and assets are included in the portfolio managers’ economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the fund’s investable universe. The fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

In general, the fund’s portfolio managers seek exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint. The fund’s sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the Russell 2000 Index, the fund’s benchmark, at any given time. The Russell 2000 Index is an unmanaged index that measures the performance of the small capitalization sector of the U.S. equity market.

The fund’s stock investment may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings (IPOs). The fund may invest in exchange traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets.

The fund typically sells a stock when it approaches intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward opportunity is presented in the marketplace.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign securities and interest rates) and forward contracts, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

In addition to the principal risks described above, the fund is subject to the following additional risks:

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

• Exchange-traded fund (ETF) risk. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

• Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund’s after-tax performance.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $268 billion in 192 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 1.06% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s semiannual report for the six months ended April 30, 2011. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, offering investment management and investment services through a worldwide client-focused team. It has $25.9 trillion in assets under custody and administration and $1.2 trillion in assets under management, services $11.9 trillion in outstanding debt and processes global payments averaging $1.6 trillion per day. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Asset Management is the umbrella organization for BNY Mellon's affiliated investment management firms and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Investment decisions for the fund are made by a team of portfolio managers. The team members are David Daglio, the lead portfolio manager, James Boyd, Dale Dutile and Creighton Kang, each of whom serves as a portfolio manager of the fund. The team has managed the fund since May 2011. Mr. Daglio has been a portfolio manager of the fund since February 2010 and is a senior vice president at The Boston Company Asset Management Company LLC (TBCAM), an affiliate of Dreyfus, where he has been employed since 1998. He has also been employed by Dreyfus since April 2001. Mr. Boyd has been a portfolio manager of the fund since February 2010 and is an equity research analyst and portfolio manager at TBCAM, where he has been employed since 2005. He has also been employed by Dreyfus since December 2008. Mr. Dutile has been a portfolio manager of the fund since February 2010 and is an equity research analyst and portfolio manager at TBCAM, where he has been employed since July 2006. Prior to joining TBCAM, Mr. Dutile held several positions at MFS Investments, including heading the firm’s health care research as Global Healthcare Sector Coordinator from May 2004 to June 2006. He has also been employed by Dreyfus since December 2008. Mr. Kang has been a portfolio manager of the fund since May 2011 and is an equity research analyst and portfolio manager at TBCAM, where he has been employed since January 2007. Prior to joining TBCAM, Mr. Kang founded CMK Capital Management, where he managed a long/short hedge fund specializing in consumer, technology and services equities from April 2003 until January 2007. He has also been employed by Dreyfus since May 2011. There are no limitations on the role of a team member with respect to making investment decisions for the fund.

The fund’s Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, B, C and I shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares,  you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual Rule 12b-1 fee of .25%.

Since some of your investment  goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the higher ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more  (and are not eligible to purchase Class I shares), Class A shares will always be the most advantageous choice. Shareholders who received Class A shares in exchange for Class T shares of the fund may be eligible for lower sales charges. See the SAI for more details.

	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share

Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

• Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges (see "How to Buy Shares" in the SAI).

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

• full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

• board members of Dreyfus and board members of the Dreyfus Family of Funds

• full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

• "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund's distributor

• qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares of a Dreyfus Fund and continuously maintained an open account with the distributor in that fund since on or before February 28, 2006

• by investors with the cash proceeds from the investor's exercise of stock options and/or disposition of stock related to employment-based stock plans, whether invested in the fund directly or indirectly through an exchange from a

Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to administering employment-based stock plans. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at net asset value, whether or not the investor uses the proceeds related to the employment-based stock plan to establish the account

• members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

• employees participating in qualified or non-qualified employee benefit plans

• shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of 1.00%, which is higher than the annual Rule 12b-1 fee of .25% charged Class A shares. Over time, the higher Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund's distributor to offer Class I shares to such plans

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

• certain institutional clients of a BYN Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus

• unaffiliated investment companies approved by the fund's distributor

Class B Shares

Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other Dreyfus Funds or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Class B shares are subject to an annual Rule 12b-1 fee of 1.00%. Class B shares convert to Class A shares approximately six years after the date they were purchased. Class B shares sold within six years of purchase are subject to the following CDSCs:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)
First	4.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00

CDSC Waivers

The fund's CDSC on Class A, B and C shares may be waived in the following cases:

• permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

• redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions from qualified and non-qualified employee benefit plans

Buying and Selling Shares

Dreyfus generally calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. The minimum initial investment for IRAs is $750, with no minimum subsequent investment. The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment. Subsequent investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

• the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail – Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

By Mail – IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To redeem shares call Dreyfus at 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-DREYFUS (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

Note to investors

Effective as of the close of business on November 30, 2010 (the “Closing Date”), the fund closed to new investors, with certain exceptions, as described below.

Investors who did not own shares of the fund as of the Closing Date generally are not permitted to buy shares of the fund, except that new accounts may be established by:

• Participants in group employer retirement plans (and their successor plans), provided that the plan sponsor has been approved by Dreyfus and established the fund as an investment option in the plan by the close of business on the Closing Date;

• Wrap programs that established the fund as an investment option under the wrap program by the close of business on the Closing Date;

• Certain firms on behalf of their high net worth clients, provided that such firms have been approved by Dreyfus and continuously maintained investments in the fund on behalf of their clients since the close of business on the Closing Date; and

• The fund’s primary portfolio managers and fund board members who do not have existing accounts.

Shareholders of the fund as of the Closing Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing fund accounts.

Fund shareholders whose accounts have a zero balance on or after the Closing Date are prohibited from reactivating the account or opening a new account, except that investors with zero balance accounts held under group employer retirement plans or wrap fee programs or by certain approved firms on behalf of their high net worth clients that are established by the close of business on the Closing Date may continue to make investments in such accounts. Financial institutions maintaining omnibus accounts with the fund, other than those described above, will be prohibited from accepting purchase orders from new investors after the Closing Date. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted after the Closing Date.

The board reserves the right to open the fund to new investors after the Closing Date or suspend the sale of shares from time to time without further notice or supplement to the prospectus.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. Dreyfus has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover  and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund  when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-DREYFUS.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange Privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended October 31,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.65	12.09	22.34	23.55	21.49
Investment Operations:
Investment income (loss)-net[a]	.01	.12	.06	.06	.06
Net realized and unrealized gain (loss) on investments	2.77	(.44)	(7.11)	.72	2.70
Total from Investment Operations	2.78	(.32)	(7.05)	.78	2.76
Distributions:
Dividends from investment income--net	(.11)	(.12)	-	(.02)	-
Dividends from net realized gain on investments	-	-	(3.20)	(1.97)	(.70)
Total Distributions	(.11)	(.12)	(3.20)	(1.99)	(.70)
Net asset value, end of period	14.32	11.65	12.09	22.34	23.55
Total Return (%)[b]	23.97	(2.56)	(35.70)	3.42	13.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.50	1.51	1.51	1.50	1.50
Ratio of net expenses to average net assets	1.32	1.36	1.36	1.42	1.50
Ratio of net investment income (loss) to average net assets	.05	1.14	.34	.27	.27
Portfolio Turnover Rate	206.27	97.34	78.10	66.35	89.62
Net Assets, end of period ($ x 1,000)	49,285	42,115	77,814	223,590	398,035

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.

Financial Highlights (cont’d)

	Year Ended October 31,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.69	11.05	20.86	22.25	20.50
Investment Operations:
Investment income (loss)-net[a]	(.07)	.04	(.06)	(.10)	(.10)
Net realized and unrealized gain (loss) on investments	2.53	(.40)	(6.55)	.68	2.55
Total from Investment Operations	2.46	(.36)	(6.61)	.58	2.45
Distributions:
Dividends from investment income-net	(.02)	-	-	-	-
Dividends from net realized gain on investments	-	-	(3.20)	(1.97)	(.70)
Total Distributions	(.02)	-	(3.20)	(1.97)	(.70)
Net asset value, end of period	13.13	10.69	11.05	20.86	22.25
Total Return (%)[b]	23.04	(3.26)	(36.20)	2.65	12.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.26	2.26	2.26	2.25	2.25
Ratio of net expenses to average net assets	2.07	2.11	2.11	2.17	2.25
Ratio of net investment income (loss) to average net assets	(.61)	.38	(.42)	(.46)	(.48)
Portfolio Turnover Rate	206.27	97.34	78.10	66.35	89.62
Net Assets, end of period ($ x 1,000)	2,501	4,068	6,589	18,876	25,767
[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.

Financial Highlights (cont’d)

	Year Ended October 31,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.71	11.07	20.89	22.28	20.52
Investment Operations:
Investment income (loss)--net[a]	(.08)	.03	(.06)	(.10)	(.10)
Net realized and unrealized gain (loss) on investments	2.54	(.39)	(6.56)	.68	2.56
Total from Investment Operations	2.46	(.36)	(6.62)	.58	2.46
Distributions:
Dividends from investment income-net	(.03)	-	-	-	-
Dividends from net realized gain on investments	-	-	(3.20)	(1.97)	(.70)
Total Distributions	(.03)	-	(3.20)	(1.97)	(.70)
Net asset value, end of period	13.14	10.71	11.07	20.89	22.28
Total Return (%)[b]	23.15	(3.34)	(36.19)	2.65	12.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.25	2.26	2.26	2.25	2.25
Ratio of net expenses to average net assets	2.07	2.11	2.11	2.17	2.25
Ratio of net investment income (loss) to average net assets	(.66)	.37	(.43)	(.48)	(.48)
Portfolio Turnover Rate	206.27	97.34	78.10	66.35	89.62
Net Assets, end of period ($ x 1,000)	8,108	8.145	11,935	34,161	53,520
[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.

Financial Highlights (cont’d)

	Year Ended October 31,
Class I Shares	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value, beginning of period	11.86	12.33	22.72	23.92	21.77
Investment Operations:
Investment income—net[b]	.05	.15	.11	.13	.12
Net realized and unrealized gain (loss) on investments	2.80	(.45)	(7.26)	.72	2.73
Total from Investment Operations	2.85	(.30)	(7.15)	.85	2.85
Distributions:
Dividends from investment income-net	(.14)	(.17)	(.04)	(.08)	-
Dividends from net realized gain on investments	-	-	(3.20)	(1.97)	(.70)
Total Distributions	(.14)	(.17)	(3.24)	(2.05)	(.70)
Net asset value, end of period	14.57	11.86	12.33	22.72	23.92
Total Return (%)	24.37	(2.34)	(35.57)	3.68	13.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.25	1.26	1.26	1.25	1.25
Ratio of net expenses to average net assets	1.07	1.11	1.11	1.16	1.25
Ratio of net investment income to average net assets	.40	1.48	.62	.57	.53
Portfolio Turnover Rate	206.27	97.34	78.10	66.35	89.62
Net Assets, end of period ($ x 1,000)	17,449	24,761	68,233	263,262	255,151
[a]		Effective June1, 2007, Class R shares were redesignated as Class I shares.
[b]	Based on average shares outstanding at each month end.

NOTES

For More Information

Dreyfus Small Cap Fund

A series of The Dreyfus/Laurel Funds, Inc.
SEC file number: 811-5202

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To Obtain Information

By telephone. Call 1-800-DREYFUS

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2011 MBSC Securities Corporation 0148P1111

Dreyfus Opportunistic
Fixed Income Fund

Prospectus March 1, 2011 As Revised November 14, 2011

Class  Ticker

A   DSTAX

C  DSTCX

I  DSTRX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	5
Investment Risks	6
Management	9
Shareholder Guide

Choosing a Share Class	11
Buying and Selling Shares	13
General Policies	16
Distributions and Taxes	17
Services for Fund Investors	17
Financial Highlights	19
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks to maximize total return through capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 11 of the Prospectus and in the How to Buy Shares section on page B-51 of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	.60	.60	.60
Distribution (Rule 12b-1) fees	none	.75	none
Other expenses (including shareholder services fees)	.81	.85	.56
Total annual fund operating expenses	1.41	2.20	1.16
Fee waiver and/or expense reimbursement*	(.31)	(.35)	(.31)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.10	1.85	.85

* The Dreyfus Corporation has contractually agreed, until March 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .85%. After March 1, 2012, The Dreyfus Corporation may terminate this expense waiver at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$557	$847	$1,158	$2,039
Class C	$288	$655	$1,148	$2,507
Class I	$87	$338	$608	$1,381

You would pay the following expenses if you did not redeem your shares:

1

	1 Year	3 Years	5 Years	10 Years
Class A	$557	$847	$1,158	$2,039
Class C	$188	$655	$1,148	$2,507
Class I	$87	$338	$608	$1,381

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 172.20% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities. The fund’s portfolio managers typically allocate the fund’s assets among the following sectors of the fixed-income market: (i) below investment grade (high yield) sector, (ii) the U.S. government, investment grade corporate, mortgage and asset-backed sectors, (iii) the foreign debt securities of developed markets sector, and (iv) the foreign debt securities of emerging markets sector. The fund’s portfolio managers normally allocate 0% to 70% of the fund’s net assets in each of these four categories of market sectors.

The fund’s portfolio managers utilize a blend of quantitative and fundamental analysis to construct what they consider to be a “best ideas” fixed income portfolio, seeking to capitalize on the perceived inefficiencies across the full spectrum of the global fixed income market at any given time. Using fundamental analysis, the portfolio managers seek to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability and other metrics. The portfolio managers also conduct extensive research into the credit history and current financial strength of the issuers of these securities.

Although the fund may invest in or have investment exposure to individual bonds of any maturity or duration, and there are no restrictions on the dollar-weighted average maturity of the fund's portfolio, the average effective duration of the fund’s portfolio typically will range between zero and seven years.

The fund's portfolio manager will sell a security if the existing holding trades overvalued from a valuation standpoint, another sector or security becomes relatively more attractive, and/or they expect fundamentals to deteriorate.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risks, or as part of a hedging strategy.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Credit risk. The instruments in which the fund invests may have ratings that are below investment grade ("high yield" or "junk" bonds). High yield bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general. Failure of an issuer or guarantor of a fixed income security, or the counterparty to a derivatives transaction, to make timely interest or principal payments or otherwise honor its obligations could cause the fund to lose money.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal

2

by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund's sensitivity to rising interest rates and its potential for price declines (extension risk).

• Asset-backed securities risk. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall.

• Foreign investment risk. Investments in foreign securities carry additional risks, including exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. To the extent the fund’s investment are concentrated in one or a limited number of foreign countries, the fund’s performance could be more volatile than that of more geographically diversified funds.

• Emerging market risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com. The fund was managed pursuant to a different investment strategy before October 2010. Therefore, the performance shown below for periods prior to October 2010 is not necessarily indicative of how the fund would have performed pursuant to its current strategy.

3

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q2, 2009: 11.93% Worst Quarter Q3, 2008: -6.15%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/10)
Share Class	1 Year	Since Inception 7/11/06
Class A returns before taxes	6.10%	6.50%
Class A returns after taxes on distributions	4.20%	4.27%
Class A returns after taxes on distributions and sale of fund shares	3.93%	4.21%
Class C returns before taxes	9.29%	6.80%
Class I returns before taxes	11.45%	7.88%
Barclays Capital U.S. Aggregate Index* reflects no deduction for fees, expenses or taxes	6.54%	6.63%

* For comparative purposes, the value of the Barclays Capital U.S. Aggregate Index on 6/30/06 is used as the beginning value on 7/11/06.

Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation. David Leduc and David Horsfall have been the fund’s co-primary portfolio managers since October 2010. Messrs. Leduc and Horsfall are employees of The Dreyfus Corporation and Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation. Mr. Leduc is Chief Investment Officer at Standish and Mr. Horsfall is Deputy Chief Investment Officer and Senior Portfolio Manager at Standish.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

4

Fund Details

Goal and Approach

The fund seeks to maximize total return through capital appreciation and income. This objective may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities. The fund’s fixed-income investments may include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed-income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund also may own warrants and common stock acquired in “units” with bonds.

The fund’s portfolio managers typically allocate the fund’s assets among the following sectors of the fixed-income market:

• below investment grade (high yield) sector

• U.S. government, investment grade corporate, mortgage and asset-backed sectors

• foreign debt securities of developed markets sector

• foreign debt securities of emerging markets sector

The fund’s portfolio managers normally allocate between 0% and 70% of the fund’s assets in each of these four categories of market sectors. The below investment grade, high yield sector includes higher-yielding, lower quality bonds (“junk bonds”) issued by U.S. companies (i.e., rated Ba/BB and below). Because the issuers of high yield securities may be at an early state of development or may have been unable to repay past debts, junk bonds typically must offer higher yields than investment grade bonds to compensate for greater credit risk. The U.S. government bonds sector includes bonds issued by the U.S. government or its agencies or instrumentalities, such as U.S. Treasury and U.S. government agency securities (including Treasury Inflation Protected Securities (TIPS)), and mortgage pass-through securities such as Ginnie Maes, Fannie Maes and Freddie Macs. The investment grade corporate bond sector includes bonds rated at least Baa/BBB (or the unrated equivalent as determined by The Dreyfus Corporation) of U.S. companies. The mortgage sector includes privately issued mortgage-backed securities, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities, and debt issued by real estate investment trusts (REITs). The asset-backed sector includes debt securities and securities with debt-like characteristics that are collateralized by home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans, hospital account receivables and other forms of collateral. The foreign debt sectors include the bonds of foreign issuers in developed and emerging markets countries, and include Brady bonds and loan participation interests.

Emerging market countries are generally all countries represented by the JPM Emerging Markets Bond Index Plus (EMBI+), or any other country that the portfolio managers believe has an emerging economy or market. Countries represented in the EMBI+ are Argentina, Brazil, Bulgaria, Colombia, Ecuador, Egypt, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, Turkey, Ukraine and Venezuela.

The fund’s portfolio managers utilize a blend of quantitative and fundamental analysis to construct what they consider to be a “best ideas” fixed income portfolio, seeking to capitalize on the perceived inefficiencies across the full spectrum of the global fixed income market at any given time. Using fundamental analysis, the portfolio managers seek to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability and other metrics. To select securities for the fund, the portfolio managers also conduct extensive research into the credit history and current financial strength of the issuers of these securities. The portfolio managers also examine such factors as maturity of the securities, the long-term outlook for the industry in which an issuer operates, the economy and the bond market.

Although the fund may invest in or have investment exposure to individual bonds of any maturity or duration, and there are no restrictions on the dollar-weighted average maturity of the fund's portfolio, the average effective duration of the

5

fund’s portfolio typically will range between zero and seven years. Duration indicates an investment’s “interest rate risk,” or how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally, the longer a fund’s duration, the more it is likely to react to interest rate fluctuations and the greater its long-term risk/return potential. The portfolio managers may use various techniques to lengthen or shorten the effective duration of the fund’s portfolio, including entering into interest rate swaps and interest rate futures and related options.

The fund's portfolio manager will sell a security if the existing holding trades overvalued from a valuation standpoint, another sector or security becomes relatively more attractive, and/or they expect fundamentals to deteriorate.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign securities and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risks or as part of a hedging strategy. The fund may enter into swap agreements, such as interest rate swaps and credit default swaps, which can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit. The fund also may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations, collateralized loan obligations and other similarly structured securities. To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Credit risk. The instruments in which the fund invests may have ratings that are below investment grade ("high yield" or "junk" bonds). High yield bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general. Failure of an issuer or guarantor of a fixed-income security, or the counterparty to a derivatives transaction, to make timely interest or principal payments or otherwise honor its obligations could cause the fund to lose money. Similarly, a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed

6

securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

• Asset-backed securities risk. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. To the extent the fund’s investment are concentrated in one or a limited number of foreign countries, the fund’s performance could be more volatile than that of more geographically diversified funds.

• Emerging market risk. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price. In particular, emerging markets may have relatively unstable governments, present the risk of sudden adverse government or regulatory action and even nationalization of businesses, restrictions on foreign ownership on prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of emerging market countries may be based predominantly on only a few industries and may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, the fund is subject to the following additional risks:

• Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

7

• Leverage risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, and engaging in forward commitment transactions, may magnify the fund's gains or losses.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Emerging market risk. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price. In particular, emerging markets may have relatively unstable governments, present the risk of sudden adverse government or regulatory action and even nationalization of businesses, restrictions on foreign ownership on prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of emerging market countries may be based predominantly on only a few industries and may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors in emerging market countries have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

• Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or

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instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund’s after-tax performance. The fund’s forward roll transactions will increase its portfolio turnover rate.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $268 billion in 192 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of .28% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s semiannual report for the six months ended April 30, 2011. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, offering investment management and investment services through a worldwide client-focused team. It has $25.9 trillion in assets under custody and administration and $1.2 trillion in assets under management, services $11.9 trillion in outstanding debt and processes global payments averaging $1.6 trillion per day. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Asset Management is the umbrella organization for BNY Mellon's affiliated investment management firms and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

David Leduc, CFA, and David Horsfall, CFA, serve as the fund’s co-primary portfolio managers, positions they have held since October 2010. Mr. Leduc is Chief Investment Officer at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, where he is responsible for overseeing the management of all single and multi-sector taxable bond portfolios and strategies. Prior to becoming Chief Investment Officer at Standish in October 2010, Mr. Leduc was Managing Director of Global Fixed Income and Senior Portfolio Manager responsible for overseeing the management of all non-U.S. and global bond strategies. He has been employed by Standish since 1995. Mr. Horsfall is Deputy Chief Investment Officer and Senior Portfolio Manager at Standish. Together with Mr. Leduc as the Chief Investment Officer, Mr. Horsfall is responsible for overseeing the management of all single and multi-sector active fixed income portfolios and strategies at Standish. Mr. Horsfall also serves as the head of Standish’s Counterparty Risk Committee and is a senior member of the firm’s Fiduciary Committee. Prior to being promoted to Deputy Chief Investment Officer in September 2008, Mr. Horsfall was Head of Active Fixed Income Trading at Standish. He has been employed by Standish since 1989. Mr. Leduc and Mr. Horsfall also have been employed by Dreyfus since December 2005 and October 2010, respectively.

The fund’s Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales

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charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, C and I shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares,  you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25%.

Since some of your investment  goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more  (and are not eligible to purchase Class I shares), Class A shares will always be the most advantageous choice.

	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share

Less than $50,000	4.50	4.71
$50,000 to less than $100,000	4.00	4.17
$100,000 to less than $250,000	3.00	3.09
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-

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No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

• Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges (see "How to Buy Shares" in the SAI).

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

• full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

• board members of Dreyfus and board members of the Dreyfus Family of Funds

• full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

• "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund's distributor

• qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares of a Dreyfus Fund and continuously maintained an open account with the distributor in that fund since on or before February 28, 2006

• by investors with the cash proceeds from the investor's exercise of stock options and/or disposition of stock related to employment-based stock plans, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to administering employment-based stock plans. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at net asset value, whether or not the investor uses the proceeds related to the employment-based stock plan to establish the account

• members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

• employees participating in qualified or non-qualified employee benefit plans

• shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-

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qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund's distributor to offer Class I shares to such plans

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus

• unaffiliated investment companies approved by the fund's distributor

CDSC Waivers

The fund's CDSC on Class A and Class C shares may be waived in the following cases:

• permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

• redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions from qualified and non-qualified employee benefit plans

Buying and Selling Shares

Dreyfus generally calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV

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calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. The minimum initial investment for IRAs is $750, with no minimum subsequent investment. The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment. Investments made

14

through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

• the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail – Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

By Mail – IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of New York Mellon, Custodian

P.O. Box 55552

Boston, MA 02205-5552

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To redeem shares call Dreyfus at 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-DREYFUS (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Automatic Withdrawal Plan.

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In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

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To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. Dreyfus has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policies

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Distribution and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover  and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund  when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-554-4611.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

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Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange Privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

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Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended October 31,
Class A Shares	2010	2009	2008	2007	2006[a]
Per Share Data ($):
Net asset value, beginning of period	12.36	10.06	12.62	12.95	12.50
Investment Operations:
Investment income--net[b]	.67	.68	.73	.81	.18
Net realized and unrealized gain (loss) on investments	.98	2.23	(2.40)	(.19)	.40
Total from Investment Operations	1.65	2.91	(1.67)	.62	.58
Distributions:
Dividends from investment income-net	(.57)	(.61)	(.73)	(.83)	(.13)
Dividends from net realized gain on investments	-	-	(.16)	(.12)	-
Total Distributions	(.57)	(.61)	(.89)	(.95)	(.13)
Net asset value, end of period	13.44	12.36	10.06	12.62	12.95
Total Return (%)[c]	13.67	30.10	(14.21)	4.98	4.69[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.41	1.53	1.78	1.74	2.75[e,f]
Ratio of net expenses to average net assets	1.10	1.10	1.09	1.10	1.05[e]
Ratio of net investment income to average net assets	5.27	6.25	6.24	6.37	4.62[e]
Portfolio Turnover Rate	172.20	133.04[g]	265.85[g]	310.92[g]	279.33[d,g]
Net Assets, end of period ($ x 1,000)	29,926	24,420	18,947	22,200	15,452

a From July 11, 2006 (commencement of operations) to October 31, 2006.

b Based on average shares outstanding at each month end.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

f The fund's expense ratio net of earnings credits for Class A was 2.71%.

g The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009, 2008, 2007 and 2006 were 123.39%, 178.23%, 285.25% and 271.65%, respectively.

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Financial Highlights (Cont’d)

Year Ended October 31,
Class C Shares	2010	2009	2008	2007	2006[a]
Per Share Data ($):
Net asset value, beginning of period	12.31	10.02	12.59	12.94	12.50
Investment Operations:
Investment income--net[b]	.59	.61	.64	.71	.15
Net realized and unrealized gain (loss) on investments	.96	2.22	(2.41)	(.18)	.40
Total from Investment Operations	1.55	2.83	(1.77)	.53	.55
Distributions:
Dividends from investment income-net	(.47)	(.54)	(.64)	(.76)	(.11)
Dividends from net realized gain on investments	-	-	(.16)	(.12)	-
Total Distributions	(.47)	(.54)	(.80)	(.88)	(.11)
Net asset value, end of period	13.39	12.31	10.02	12.59	12.94
Total Return (%)[c]	12.81	29.19	(14.95)	4.26	4.44[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.20	2.28	2.62	2.55	3.52[e,f]
Ratio of net expenses to average net assets	1.85	1.85	1.84	1.85	1.80[e]
Ratio of net investment income to average net assets	4.57	5.57	5.48	5.55	3.87[e]
Portfolio Turnover Rate	172.20	133.04[g]	265.85[g]	310.92[g]	279.33[d,g]
Net Assets, end of period ($ x 1,000)	5,295	5,010	1,430	982	846

a From July 11, 2006 (commencement of operations) to October 31, 2006.

b Based on average shares outstanding at each month end.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

f The fund's expense ratio net of earnings credits for Class C was 3.47%.

g The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009, 2008, 2007 and 2006 were 123.39%, 178.23%, 285.25% and 271.65%, respectively.

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Financial Highlights (Cont’d)

Year Ended October 31,
Class I Shares	2010	2009	2008	2007[a]	2006[b]
Per Share Data ($):
Net asset value, beginning of period	12.36	10.06	12.62	12.95	12.50
Investment Operations:
Investment income--net[c]	.72	.71	.76	.84	.19
Net realized and unrealized gain (loss) on investments	.96	2.24	(2.41)	(.19)	.40
Total from Investment Operations	1.68	2.95	1.65	.65	.59
Distributions:
Dividends from investment income-net	(.60)	(.65)	(.75)	(.86)	(.14)
Dividends from net realized gain on investments	-	-	(.16)	(.12)	-
Total Distributions	(.60)	(.65)	(.91)	(.98)	(.14)
Net asset value, end of period	13.44	12.36	10.06	12.62	12.95
Total Return (%)	13.99	30.50	(14.06)	5.22	4.76[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16	1.25	1.54	1.53	2.51[e,f]
Ratio of net expenses to average net assets	.85	.85	.84	.85	.81[e]
Ratio of net investment income to average net assets	5.54	6.51	6.49	6.54	4.87[e]
Portfolio Turnover Rate	172.20	133.04[g]	265.85[g]	310.92[g]	279.33[d,g]
Net Assets, end of period ($ x 1,000)	1,469	766	521	807	786

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.

b From July 11, 2006 (commencement of operations) to October 31, 2006.

c Based on average shares outstanding at each month end.

d Not annualized.

e Annualized.

f The fund's expense ratio net of earnings credits for Class I was 2.47%.

g The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2009, 2008, 2007 and 2006 were 123.39%, 178.23%, 285.25% and 271.65%, respectively.

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For More Information

Dreyfus Opportunistic Fixed Income Fund

A series of The Dreyfus/Laurel Funds, Inc.
SEC file number: 811-5270

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To Obtain Information

By telephone. Call 1-800-DREYFUS

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2011 MBSC Securities Corporation 6148P1111